Exhibit 10.1

Execution Version

ATLAS PIPELINE PARTNERS, L.P.,

ATLAS PIPELINE FINANCE CORPORATION,

THE SUBSIDIARY GUARANTORS NAMED HEREIN

AND

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

FIRST SUPPLEMENTAL INDENTURE

dated as of January 29, 2015

to

the Indenture

dated as of May 10, 2013

4.75% Senior Notes due 2021

THIS FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of January 29, 2015, is by and among Atlas Pipeline Partners, L.P., a Delaware limited partnership (the “Partnership”), Atlas Pipeline Finance Corporation, a Delaware corporation (“Finance Co” and, together with the Partnership, the “Issuers”), the Subsidiary Guarantors (as defined in the Indenture referred to herein), and U.S. Bank National Association, as trustee (the “Trustee”).

WHEREAS, the Issuers, the Subsidiary Guarantors and the Trustee have heretofore executed and delivered that certain Indenture dated as of May 10, 2013 (the “Indenture”), providing for the issuance of the Issuers’ 4.75% Senior Notes due 2021 (the “Notes”) from time to time in an unlimited aggregate principal amount;

WHEREAS, $400,000,000 in aggregate principal amount of Notes is currently outstanding;

WHEREAS, Section 9.02 of the Indenture provides that, with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes, the Issuers, the Subsidiary Guarantors and the Trustee may enter into an indenture supplemental to the Indenture for the purpose of amending or supplementing the Indenture or the Notes (subject to certain exceptions);

WHEREAS, the execution and delivery of this Supplemental Indenture have been authorized by the Board of Directors of the General Partner of the Partnership and the respective Boards of Directors of Finance Corp. and the Subsidiary Guarantors;

WHEREAS, the Issuers have requested the Trustee to join with them and the Subsidiary Guarantors in entering into this Supplemental Indenture for the purpose of amending the Indenture and the Notes in certain respects as permitted by Section 9.02 of the Indenture;

WHEREAS, Targa Resources Partners LP, a Delaware limited partnership (“Targa”), has been soliciting consents on behalf of the Issuers to the amendments to the Indenture to be effected by this Supplemental Indenture upon the terms and subject to the conditions set forth in Targa’s Offer to Purchase and Consent Solicitation Statement dated January 15, 2015 and the related Consent and Letter of Transmittal (which together, including any amendments, modifications or supplements thereto, constitute the “Tender Offer”);

WHEREAS, (1) the consent of the Holders of a majority in principal amount of the outstanding Notes to such amendments have been received, all as certified by an Officers’ Certificate delivered to the Trustee simultaneously with the execution and delivery of this Supplemental Indenture, (2) the Issuers have delivered to the Trustee simultaneously with the execution and delivery of this Supplemental Indenture an Opinion of Counsel relating to this Supplemental Indenture as contemplated by Section 10.06 of the Indenture and (3) the Issuers and the Subsidiary Guarantors have satisfied all other conditions required under Article 9 of the Indenture to enable the Issuers, the Subsidiary Guarantors and the Trustee to enter into this Supplemental Indenture.

NOW, THEREFORE, in consideration of the above premises, each party hereby agrees, for the benefit of the others and for the equal and ratable benefit of the Holders of the Notes, as follows:

ARTICLE I

AMENDMENTS TO INDENTURE AND NOTES

Section 1.1 Amendments to Articles 3, 4, 5 and 6 of the Indenture. The Indenture is hereby amended by deleting the following Sections, paragraphs or clauses of the Indenture and all references and definitions related thereto in their entirety:

•	Section 3.09 (Offer to Purchase by Application of Net Proceeds)

•	Section 4.03 (Compliance Certificate)

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•	Section 4.04 (Taxes)

•	Section 4.05 (Stay, Extension and Usury Laws)

•	Section 4.06 (Change of Control)

•	Section 4.07 (Asset Sales)

•	Section 4.08 (Restricted Payments)

•	Section 4.09 (Incurrence of Indebtedness and Issuance of Disqualified Equity)

•	Section 4.10 (Liens)

•	Section 4.11 (Dividend and Other Payment Restrictions Affecting Subsidiaries)

•	Section 4.12 (Transactions with Affiliates)

•	Section 4.13 (Additional Subsidiary Guarantees)

•	Section 4.14 (Designation of Restricted and Unrestricted Subsidiaries)

•	Section 4.15 (Business Activities)

•	Section 4.16 (Sale and Lease-back Transactions)

•	Section 4.17 (Payments for Consent)

•	Section 4.18 (Reports)

•	Section 4.19 (Layering Indebtedness)

•	Sections 5.01(a)(iii)-(iv) and 5.01(b)(iv) (Merger, Consolidation, or Sale of Assets)

•	Section 6.01(c), (e) and (f) (Events of Default)

For the avoidance of doubt, any obligation imposed upon the Issuers and the Subsidiary Guarantors by the Trust Indenture Act of 1939, as amended, shall not be affected by the preceding provisions of this Section 1.1.

Section 1.2 Amendments to Notes. The Notes are hereby amended to delete all provisions inconsistent with the amendments to the Indenture effected by this Supplemental Indenture.

ARTICLE II

MISCELLANEOUS PROVISIONS

Section 2.1 Defined Terms. For all purposes of this Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, terms used in capitalized form in this Supplemental Indenture and defined in the Indenture have the meanings specified in the Indenture.

Section 2.2 Indenture. Except as amended hereby, the Indenture and the Notes are in all respects ratified and confirmed and all the terms shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby and all terms and conditions of both shall be read together as though they constitute a single instrument, except that in the case of conflict the provisions of this Supplemental Indenture shall control. This Supplemental Indenture relates solely to the Notes and shall not apply to any other series of Securities that may be outstanding under the Original Indenture as amended and supplemented.

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Section 2.3 Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 2.4 Successors. All agreements of the Issuers and the Subsidiary Guarantors in this Supplemental Indenture and the Notes shall bind their respective successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

Section 2.5 Duplicate Originals. All parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement. It is the express intent of the parties to be bound by the exchange of signatures on this Supplemental Indenture via telecopy or other form of electronic transmission.

Section 2.6 Severability. In case any one or more of the provisions in this Supplemental Indenture or in the Notes shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the fullest extent permitted by law.

Section 2.7 Trustee Disclaimer. The Trustee accepts the amendments of the Indenture effected by this Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but on the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Issuers and the Subsidiary Guarantors, and the Trustee makes no representation with respect to any such matters. Additionally, the Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

Section 2.8 Effectiveness. This Supplemental Indenture shall be effective only upon execution and delivery of this instrument by the parties hereto. Notwithstanding the foregoing sentence or anything else herein to the contrary, the amendments to the Indenture and the Notes effected by this Supplemental Indenture shall become operative only upon the purchase by Targa, pursuant to the Tender Offer, of a majority in principal amount of the outstanding Notes, with the result that the amendments to the Indenture and the Notes effected by this Supplemental Indenture shall be deemed to be revoked retroactive to the date hereof if such purchase shall not occur. The Partnership shall notify the Trustee promptly after the occurrence of such purchase or promptly after the Partnership shall determine that such purchase will not occur.

Section 2.9 Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.

ATLAS PIPELINE PARTNERS, L.P.

By:	Atlas Pipeline Partners GP, LLC, its General Partner

	By:	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

ATLAS PIPELINE FINANCE CORPORATION

By:	/s/ Robert W. Karlovich III
Name:	Robert W. Karlovich III
Title:	Chief Financial Officer

ATLAS PIPELINE OPERATING PARTNERSHIP, L.P.

By:	Atlas Pipeline Partners GP, LLC, its General Partner

	By:	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Chief Financial Officer

ATLAS PIPELINE MID-CONTINENT HOLDINGS, LLC
APL LAUREL MOUNTAIN, LLC
ATLAS PIPELINE TENNESSEE, LLC

By:	Atlas Pipeline Operating Partnership, L.P., its sole member

	By:	Atlas Pipeline Partners GP, LLC, its General Partner

By:	/s/ Robert W. Karlovich III
Name:	Robert W. Karlovich III
Title:	Chief Financial Officer

ATLAS MIDKIFF, LLC
ATLAS CHANEY DELL, LLC
SLIDER WESTOK GATHERING, LLC
NOARK ENERGY SERVICES, L.L.C.
ATLAS PIPELINE MID-CONTINENT LLC
APL BARNETT, LLC
APL ARKOMA HOLDINGS, LLC
APL GAS TREATING, LLC
APL SOUTHTEX MIDSTREAM LLC

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member

	By:	Atlas Pipeline Operating Partnership, L.P., its sole member

		By:	Atlas Pipeline Partners GP, LLC, its General Partner

By:	/s/ Robert W. Karlovich III
Name:	Robert W. Karlovich III
Title:	Chief Financial Officer

VELMA INTRASTATE GAS TRANSMISSION COMPANY, LLC
VELMA GAS PROCESSING COMPANY, LLC

By:	Atlas Pipeline Mid-Continent LLC, its sole member

	By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member

		By:	Atlas Pipeline Operating Partnership, L.P., its sole member

		By:	Atlas Pipeline Partners GP, LLC, its General Partner

By:	/s/ Robert W. Karlovich III
Name:	Robert W. Karlovich III
Title:	Chief Financial Officer

PECOS PIPELINE LLC
TESUQUE PIPELINE, LLC

By:	APL Barnett, LLC, its sole member

	By:	Atlas Pipeline Mid-Continent Holdings LLC, its sole member

		By:	Atlas Pipeline Operating Partnership, L.P., its sole member

		By:	Atlas Pipeline Partners GP, LLC, its General Partner

By:	/s/ Robert W. Karlovich III
Name:	Robert W. Karlovich III
Title:	Chief Financial Officer

APL ARKOMA MIDSTREAM, LLC

By:	APL Arkoma Holdings, LLC

	By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member

		By:	Atlas Pipeline Operating Partnership, L.P., its sole member

		By:	Atlas Pipeline Partners GP, LLC, its General Partner

By:	/s/ Robert W. Karlovich III
Name:	Robert W. Karlovich III
Title:	Chief Financial Officer

APL SOUTHTEX PIPELINE COMPANY LLC

By:	APL SouthTex Midstream LLC, its sole member

	By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member

		By:	Atlas Pipeline Operating Partnership, L.P., its sole member

		By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich III
Name:	Robert W. Karlovich III
Title:	Chief Financial Officer

APL SOUTHTEX MIDSTREAM HOLDING COMPANY LP
APL SOUTHTEX GAS UTILITY COMPANY LP
ATLAS SOUTHTEX MIDSTREAM COMPANY LP
APL SOUTHTEX TRANSMISSION COMPANY LP
APL SOUTHTEX PROCESSING COMPANY LP

By:	APL SouthTex Pipeline Company LLC, its sole general partner

	By:	APL SouthTex Midstream LLC, its sole member

		By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member

		By:	Atlas Pipeline Operating Partnership, L.P., its sole member

		By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich III
Name:	Robert W. Karlovich III
Title:	Chief Financial Officer

APL ARKOMA, INC.

By:	/s/ Robert W. Karlovich III
Name:	Robert W. Karlovich III
Title:	Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Shazia Flores
Name:	Shazia Flores
Title:	Assistant Vice President